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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number              811-21048
                                   ---------------------------------------------

                       AIM Select Real Estate Income Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              11 Greenway Plaza, Suite 100    Houston, Texas 77046
--------------------------------------------------------------------------------
             (Address of principal executive offices)    (Zip code)

     Philip A. Taylor    11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:       (713) 626-1919
                                                    ----------------------------

Date of fiscal year end:     12/31
                         --------------
Date of reporting period:   12/31/06
                         --------------

Item 1. Reports to Stockholders.

                                                                 AIM SELECT REAL
                                                              ESTATE INCOME FUND

                               Annual Report to Shareholders - December 31, 2006

                               [COVER GLOBE IMAGE]

SECTOR EQUITY

Real Estate

Table of Contents

Supplemental Information ................................................      2
Letters to Shareholders .................................................      5
Performance Summary .....................................................      7
Management Discussion ...................................................      7
Approval of Advisory Agreement ..........................................     10
Schedule of Investments .................................................    F-1
Financial Statements ....................................................    F-4
Notes to Financial Statements ...........................................    F-8
Financial Highlights ....................................................   F-14
Auditor's Report ........................................................   F-16
Tax Disclosures .........................................................   F-17
Trustees and Officers ...................................................   F-19

[AIM INVESTMENT SOLUTIONS]

    [GRAPHIC]                 [GRAPHIC]                [GRAPHIC]
[DOMESTIC EQUITY]   [INTERNATIONAL/GLOBAL EQUITY]   [SECTOR EQUITY]

   [GRAPHIC]            [GRAPHIC]                 [GRAPHIC]
[FIXED INCOME]   [ALLOCATION SOLUTIONS]   [DIVERSIFIED PORTFOLIOS]

[AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

AIM Select Real Estate Income Fund

AIM SELECT REAL ESTATE INCOME FUND'S PRIMARY INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME; THE FUND'S SECONDARY INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION.

- Unless otherwise stated, information presented in this report is as of December 31, 2006, and is based on total net assets attributable to common shares.

General information

- AIM Select Real Estate Income Fund performance figures are historical, and they reflect Fund expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.

- The Fund currently operates as a closed-end investment company. A shareholder meeting has been scheduled for February 26, 2007, to vote on a proposal to reorganize the Fund as an open-end investment company. See Note 13 in the Notes to Financial Statements. In addition, at the beginning of the reporting period, the Fund had preferred shares outstanding. As part of the proposed reorganization of the Fund as an open-end investment company, the Fund redeemed all preferred shares during the reporting period.

Principal risks of investing in the Fund

- The performance of the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to declining rents or increasing vacancies resulting from economic, legal, cultural, or technological developments. The Fund invests substantial assets in Real Estate Investment Trusts (REITs). REIT prices may drop because of poor management or because borrowers fail to pay their loans. Many REITs use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a REIT's operation and market value in periods of rising interest rates in addition to the risks normally associated with debt financing. Financial covenants related to REIT leveraging may affect the ability of REITs to operate effectively. Real estate risks may also arise if a portfolio company fails to carry adequate insurance or if a portfolio company becomes liable for removal or other costs related to environmental contamination. Investing in REITs presents risks not associated with investing in stocks.

- The Fund has the ability to use leverage through the issuance of preferred shares, commercial paper or notes, and/or borrowing in an aggregate amount of up to 30% of the Fund's total assets after such issuance and/or borrowing. The use of leverage by the Fund can result in greater volatility of the NAV and market price of the Fund's common shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the issuance of Fund preferred shares or borrowing, are borne entirely by the common shareholders. Common share income may fall if the dividend rate on Fund preferred shares or the interest rate on any borrowings rises and will fluctuate as the dividend rate on Fund preferred shares or the interest on any borrowings varies.

- REITs tend to be small- to medium-sized companies. REIT shares, like other smaller company shares, may be more volatile than and perform differently from larger-company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's prices than is the case with larger-company shares.

- The Fund is classified as "non-diversified" under the Investment Company Act of 1940. It can invest a greater portion of its assets in obligations of a single issuer than a "diversified" Fund. As a result, the fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulator occurrence.

- The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including currency exchange rates, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

- If the Fund enters into interest rate swaps, interest rate caps, or options or futures transactions, a decline in interest rates may result in a decline in the net amount receivable by the Fund under the interest rate hedging transaction (or increase the net amount payable by the Fund under the interest rate hedging transaction), which could result in a decline in the NAV of the common shares.

- The Fund may invest up to 20% of its total assets in securities of below-investment grade quality, including non-investment grade securities commonly referred to as "junk bonds." Securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

- The Fund's Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the fund or convert the fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market prices of the common shares.

- An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The value of the Fund's portfolio securities may move up or down, sometimes rapidly and unpredictably

- Investing in a single-sector mutual fund may involve greater risk and potential reward than

Continued on page 3

Notice is hereby given that the Fund may in the future purchase its Common Shares from time to time, at such time, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM Select Real Estate Income Fund

investing in a more diversified fund. Due to significant market volatility, results of an investment made today may differ substantially from the historical performance shown. Call your financial advisor for more current information.

About indexes used in this report

- The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

- The unmanaged FTSE NATIONAL ASSOCIATION OF EQUITY REAL ESTATE INVESTMENT TRUSTS (the NAREIT) REAL ESTATE INVESTMENT TRUSTS (REITs) Index tracks the performance of equity REITs listed on the New York Stock Exchange, NASDAQ National Market System, and the American Stock Exchange. FTSE(TM) is a trade mark of London Stock Exchange PLC and The Financial Times Limited, NAREIT --REGISTERED TRADEMARK-- is a trade mark of the National Association of Real Estate Investment Trusts --REGISTERED TRADEMARK-- ("NAREIT") and both are used by FTSE under license. The FTSE NAREIT Equity REITs Index is calculated by FTSE. All rights in the Indices vest in FTSE and NAREIT. Neither FTSE nor NAREIT accept any liability for any errors or omissions in the FTSE Indices or underlying data.

- The unmanaged LIPPER SECTOR EQUITY FUNDS CATEGORY AVERAGE (Closed end Funds) represents an average of all the closed-end sector equity funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- The unmanaged LIPPER CLOSED-END REAL ESTATE FUNDS INDEX represents an average of the performance of the 10 largest closed-end real estate funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market does not.

Other information

- Property type classifications used in this report are generally according to the FTSE NAREIT U.S. Equity Index.

- The Fund's audit committee Charter is available on the AIM Website, AIMinvestments.com. Go to AIMinvestments.com. Under the Products list, click on AIM Select Real Estate Income Fund, then click on Fund overview, then on Charter of the Audit Committees of the AIM Funds. You may also obtain a printed copy by calling AIM's Client Services department at 800-959-4246.

- The Fund's Annual CEO Certification of Compliance regarding the Fund's compliance with NYSE corporate governance listing standards was filed with the NYSE on June 5, 2006.

- The certifications of the Fund's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002, are filed with Securities and Exchange Commission (SEC) with the Fund's Form N-CSR for the period covered by this Annual Report to Shareholders. The Fund's Form N-CSR for the period covered by this Annual Report to Shareholders will be posted on the SEC's Web site, www.sec.gov, within 10 days after this Report is first sent to shareholders.

Other information about the advisor

- Additional Compensation of Certain Broker-Dealers. Pursuant to an agreement entered into on May 28, 2002, at the time of the initial offering of the Fund's common shares, the Fund's advisor makes incentive fee payments to certain broker-dealers who participated in the underwriting of such offering in consideration of the Fund's receipt from such broker-dealers of after market support services designed to maintain the visibility of the Fund on an ongoing basis. Annual fees shall not exceed 0.10% of the Fund's aggregate Managed Assets (average daily net assets attributable to the Fund's common shares, plus assets attributable to the Fund's Preferred Shares that are outstanding, plus the principal amount of any borrowings). Over time, these payments cannot exceed, in the aggregate, $12,583,413.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then AIM Select Real Estate Income Fund, then Fund Overview and then Fund holdings. Select your Fund from the dropdown menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. And copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-21048 and 333-84256 for common shares and 333-90388 for preferred shares.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM Select Real Estate Income Fund

Dividend Reinvestment Plan

-    The Fund has adopted the following Dividend Reinvestment Plan:

You may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by Computershare Trust Company, N.A. as plan administrator (the "Plan Administrator") for the Common Shareholders, in additional Common shares under the Dividend Reinvestment Plan (the "Plan"). You may elect to participate in the Plan by contacting the Plan Administrator at 1-800-730-6001. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by Computershare Trust Company, N.A. as dividend paying agent.

- If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

If, on the payment date of the dividend, the closing market price per Common Share plus per share brokerage commissions applicable to an open market purchase of Common Shares is below the net asset value per Common Share at the time of valuation, the Plan Administrator will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Administrator has completed its purchases. Therefore, the weighted average purchase price per share paid by the Plan Administrator may exceed the closing market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Administrator will use all dividends and distributions received in cash to purchase Common Shares in the open market prior to the next ex-dividend date. In the event it appears that the Plan Administrator will not be able to complete the open market purchases prior to the next ex-dividend date, the Fund will determine whether to issue the remaining shares at net asset value. Interest will not be paid on any uninvested cash payments.

If, on the payment date of the dividend, the closing market price per Common Shares plus per share brokerage commissions applicable to an open market purchase of Common Shares is at or above the net asset value per Common Share, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that trading date or (ii) 95% of the closing market price on that trading date.

- The Plan Administrator maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Administrator in book-entry (non-certificated) form. Any proxy you receive will include all Common Shares you have received under the Plan.

- You may withdraw from the Plan at any time by giving notice to the Plan Administrator. If you withdraw completely from the Plan or the Plan is terminated, the Plan Administrator will transfer your account or issue the shares in your account to you (which may include a cash payment to you for any fraction of a share in your account). If you wish, the Plan Administrator will sell your shares and send you the proceeds, minus applicable brokerage commissions and a $15.00 service fee.

- There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

- Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

- The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Administrator.

- All correspondence concerning the Plan should be directed to the Plan Administrator at: P.O. Box 43011, Providence, RI 02940-3011.

Transfers of shares and continued participation in the dividend reinvestment plan

- A shareholder who holds Common Shares in a brokerage account and participates in the dividend reinvestment plan may not be able to transfer the shares to another broker and continue to participate in the dividend reinvestment plan.

Tax treatment of reinvested dividends

- Dividends paid out of the Fund's "investment company taxable income" will be taxable as ordinary income to the extent of the Fund's earnings and profits. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are tax able to shareholders as long-term capital gain, regardless of the length of time fund shares were held. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non taxable return of capital that reduces a shareholder's tax basis in their common shares; any such distributions in excess of basis are treated as gain from the sale of shares.

- The tax treatment of dividends and distributions are the same regardless of whether they are paid in cash or reinvested in additional Common Shares. If a shareholder sells his Common Shares, or has shares repurchased by the Fund, the shareholder may realize a capital gain or loss, which will be long-term or short-term depending on the shareholder's holding period for the shares. Fund distributions also may be subject to state and local taxes.

AIM Select Real Estate Income Fund

                                 [TAYLOR PHOTO]

                                 Philip Taylor

Dear Shareholders of The AIM Family of Funds --REGISTERED TRADEMARK--:

I'm pleased to provide you with this report, which includes a discussion of how your Fund was managed during the year ended December 31, 2006, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

     In the United States and around the globe, most major stock market indexes rose in 2006. U.S. stocks benefited from continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve, among other factors. Global markets also enjoyed a good year, while all major fixed-income indexes produced positive annual returns.

     As I write this letter, the consensus outlook for the economy remains positive. But we all know that markets are unpredictable and subject to sudden changes based on geopolitical or economic developments. At AIM Investments --REGISTERED TRADEMARK--, we believe investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments offers a broad product line that gives your financial advisor options to build a portfolio that's right for you regardless of market conditions. Our product line includes a comprehensive range of mutual funds, including domestic, global and international equity funds; taxable and tax-exempt fixed-income funds; and a variety of allocation portfolios--with risk and return characteristics to match your needs. We maintain this extensive set of product solutions because we believe in the value of diversified investment portfolios.

     To provide you even more investment options, we recently launched AIM Independence Funds, six new target maturity funds that combine AIM retail mutual funds and PowerShares --REGISTERED TRADEMARK-- exchange-traded funds (ETFs) as underlying investment options. ETFs are relatively low cost and potentially tax-efficient funds that trade like individual stocks. These AIM Independence Funds are intended to provide broad diversification and risk/reward levels that change as your target retirement date nears. Your financial advisor can provide you with more information about the new AIM Independence Funds.

     At AIM Investments, we believe in the value of working with a trusted financial advisor. Your financial advisor can help you build a diversified investment portfolio, making periodic adjustments as market conditions and your investment goals change. While there are no guarantees with any investment program, a long-term plan matched to your financial goals, risk tolerance and time horizon offers the potential to keep you and your investments on track--and your financial advisor can provide you with valuable information and advice.

     I also invite you to visit us on the Internet at AIMinvestments.com. Our Web site allows you to access your account information, review fund performance, learn more about your fund's investment strategies and obtain general investing information--whenever it's convenient for you.

Our commitment to you

While we're committed to maintaining a comprehensive, easy-to-navigate Web site, we're even more committed to providing excellent customer service. Our highly trained, courteous client services representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

     All of us at AIM Investments are committed to helping you achieve your financial goals. We work every day to earn your trust, and are grateful for the confidence you've placed in us.

Sincerely,


/s/ PHILIP TAYLOR
------------------------------------
Philip Taylor
President - AIM Funds
CEO, AIM Investments

February 9, 2007

A I M Investments is a registered service mark of AIM Management Group Inc.
A I M Advisors, Inc. and AIM Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

AIM Select Real Estate Income Fund

                                [CROCKETT PHOTO]

                               Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

     The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the equity and fixed-income AIM Funds improved to 15.08% for the one-year period ended December 31, 2006, as compared to 9.13% for the one-year period ended December 31, 2005, and 11.20% for the one-year period ended December 31, 2004.(1) The asset-weighted absolute performance for the AIM money market funds was 4.84% for the one-year period ended December 31, 2006, as compared to 3.04% for the one-year period ended December 31,2005, and 1.23% for the one-year period ended December 31, 2004.(2)

     In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds' performance, attract new assets and reduce costs. The asset class subcommittees of your Board's Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

     On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are underway. I'll report more on these steps once they're completed.

     Another major Board initiative for early 2007 is the revision of the AIM Funds' proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

     While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar Inc. is a leading provider of independent mutual fund investment research) included a review of AIM's progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I'm looking forward to a return visit to Morningstar this year to review AIM Funds' performance and governance ratings.

     Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

     I'd like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,


/s/ BRUCE L. CROCKETT
------------------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board

February 9,2007

(1) Past performance is no guarantee of future results. The asset-weighted absolute performance for the equity and fixed-income AIM Funds is derived by taking the one-year cumulative total return for each share class of each AIM Fund in existence as of December 31, 2006, (excluding money market funds) and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

(2) Past performance is no guarantee of future results. The asset-weighted absolute performance for the AIM money market funds is derived by taking the one-year cumulative total return for each share class of each AIM money market fund in existence as of December 31, 2006, and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

AIM Select Real Estate Income Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY

During the year ended December 31, 2006, AIM Select Real Estate Income Fund once again provided shareholders with positive returns. As illustrated in the table below, the REIT market (FTSE NAREIT Equity REITs Index) outperformed the broad market index (S&P 500 Index) as real estate was among the top performing markets for the period. Given this environment, the Fund easily outperformed its broad market index. However, the Fund's primary objective is high current income. During the year, the Fund invested with approximately 40% of its assets in preferred stocks. During the reporting period, REIT preferred stocks underperformed REIT common stocks, which explains the Fund's underperformance relative to its style-specific index.

     The Fund is a closed-end management investment company whose shares are traded on the New York Stock Exchange. The shares may trade at a discount or premium to net asset value. As of December 31, 2006, the close of the reporting period, the Fund Common Shares traded at a 3.92% discount to NAV, compared with 14.4% at the close of 2005. The Fund's Board of Trustees approved a plan to reorganize the Fund as an open-end fund, subject to shareholder approval. We believe that the reduction of the Fund's discount was attributable, primarily, to the decision to reorganize the Fund as an open-end Fund

     We also believe that the decision to reorganize the Fund contributed to the large divergence between the return at market and the return at NAV, as shown in the table below.

FUND VS. INDEXES
Total returns, 12/31/05-12/31/06

Fund at NAV                                                                29.15%
Fund at Market                                                             44.88
S&P 500 Index (Broad Market Index)                                         15.78
FTSE NAREIT Equity REITs Index (Style-Specific Index)                      35.06
Lipper Closed-End Real Estate Funds Index (Peer Group Index)(1)            36.86
Lipper Sector Equity Funds Category Average (Closed-End Funds)
   (Former Peer Group)                                                     17.41

SOURCE: LIPPER INC.

(1) Lipper reclassified AIM Select Real Estate Income Fund from the Lipper Sector Equity Funds Category to the Lipper Closed-End Real Estate Funds Category.

PORTFOLIO COMPOSITION

By property type                     21.8%
Healthcare                           14.9
Diversified                          11.7
Lodging-Resorts                      11.3
Office Properties                     9.7
Regional Malls                        6.6
Freestanding                          5.0
Apartments                            4.9
Industrial/Office Mixed               4.4
Shopping Centers                      2.8
Industrial Properties                 2.7
Specialty Properties                  2.0
Self Storage Facilities
Money Market Funds
Plus Other Assets Less Liabilities    2.2

TOP 10 EQUITY HOLDINGS*

1. National Retail Properties Inc.           4.7%
2. Hospitality Properties Trust              4.2
3. Health Care Property Investors, Inc.      3.9
4. Senior Housing Properties Trust           3.7
5. Health Care REIT, Inc.                    3.4
6. Healthcare Realty Trust, Inc.             3.3
7. iStar Financial Inc.                      3.3
8. Nationwide Health Properties, Inc.        2.7
9. Colonial Properties Inc.                  2.6
10. Brandywine Realty Trust                  2.6

Common Share Market Value                 $16.67
Common Share Net Asset Value              $17.35
Market Price Discount                      (3.92%)
Total Number of Holdings*                    113

The Fund's portfolio is subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*    Excluding money market fund holdings.

     Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount from the net asset value. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower of higher. Please see your financial advisor for the most recent month-end performance. Fund performance figures are historical, and they reflect Fund expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price. The value of your Fund's shares will fluctuate so that you may have a gain or loss when you sell shares.

     Had the advisor not waived fees and/or reimbursed expenses, returns would have been lower.

AIM Select Real Estate Income Fund

HOW WE INVEST

Your Fund holds primarily real estate-oriented securities. We focus on public companies whose value is driven by tangible assets. Our goal is to create a portfolio that will provide attractive current income. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation, and management and structure review to identify securities with:

-    Potential to pay attractive dividends relative to similar properties.

-    Quality underlying properties.

-    Solid management teams.

-    Reasonable valuations relative to similar companies.

     Historically, the Fund sought to increase portfolio yield through borrowing to provide leverage to the Fund, with the intent of generating a higher return on the assets than the Fund paid to borrow those assets. We also used strategies designed to reduce the risk of short-term interest rate movement, which could have affected the preferred share borrowing rate. During the reporting period, the Fund redeemed all of its issued preferred shares as was required to complete the reorganization, and does not intend, prior to its reorganization as an open-end Fund, to utilize leverage.

     We attempt to control risk by diversifying property types and geographic location as well as limiting holdings concentrations of any one security.

     We will consider selling a holding when:

-    Relative yield falls below desired levels.

-    Risk/return relationships change significantly.

- Company fundamentals change (property type, geography or management changes).

-    A more attractive yield on investment opportunity is identified.

Market conditions and your Fund

The year started off on a positive note as markets were generally encouraged by strong economic data. There was a slight sell-off in the markets mid-way through the year as investors became fearful of an economic downturn. However, the markets staged a rally as the U.S. Federal Reserve Board (the Fed) held interest rates steady after 17 consecutive increases and a series of solid economic reports, which indicated the economy's strength was slowing yet intact and inflation was within manageable levels. This set the stage for small-cap stocks to rally along with additional speculation that the Fed may lower interest rates in 2007.

     The REIT market was among the top performing markets for the reporting period, easily out distancing the broad market as measured by the S&P 500 Index. REIT performance was positive during the first quarter of 2006 but retreated in April and May. The sector rebounded in June and continued to perform well for the remainder of the year ending the reporting period with solid performance. The sector's favorable relative performance was driven by a number of recurring themes, including ongoing REIT privatization activity, improving real estate operating fundamentals and growing demand for stable, income-producing assets such as real estate.

     We continued to have meaningful exposure to healthcare stocks. Healthcare was again the top contributing property sector to the Fund's performance. The Fund's investment in healthcare REITs' is supported by their relatively stable, long-term leases and higher yield characteristics. Healthcare REIT holding NATIONWIDE HEALTH PROPERTIES, INC. was our top contributor to performance over the reporting period. The company invests in senior housing and long-term care facilities throughout the United States. As a result of its diverse properties, active portfolio management and attractive returns on investment, the company was able to achieve impressive, above-average returns for the reporting period.

     Select holdings in the diversified and office property types also contributed positively to Fund performance. ISTAR FINANCIAL, a leader in high-end commercial real estate financing, positively contributed to performance over the reporting period. iStar Financials' ability to offer flexibility in terms of the size, speed and structure of a deal and their superior credit quality helped boost their performance.

     On the other hand, GMH COMMUNITIES TRUST, which provides housing to college and university students residing off-campus and to members of the United States military and their families, was the largest detractor from performance. Shares of the stock declined drastically in the first quarter of 2006 as the company cut its 2005 guidance and revealed the results from an internal audit showing evidence of several material weaknesses in the company's internal control over financial reporting. We sold the position.

     As the Fund's primary objective is income, the Fund has exposure to REIT preferred stocks. Due to their fixed-income characteristics, REIT preferred shares may behave more like bonds. During the year, REIT preferred stocks provided income but did not participate as fully in the share price appreciation as REIT common stocks did. The Fund's primary income objective is in direct contrast to that of its style specific index, which has a primary objective of capital appreciation.

     For a portion of the reporting period, the Fund employed leverage through the issuance of preferred shares. Given the REIT environment during the reporting period, leverage helped the Fund by enhancing income and NAV.

IN CLOSING

Over the past 12 months, the Fund and real estate markets in general have experienced strong double-digit returns. It would be imprudent for us to suggest such a level of performance is sustainable over the long term.

     We were encouraged by the resiliency of the REIT market during the period. We believe REIT prices largely reflected fair levels relative to the value of their underlying holdings. Although REIT prices increased, we believe occupancy and rental rates have supported that growth and that REIT fundamentals continued to improve.

THE VIEWS AND OPINIONS EXPRESSED IN MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ARE THOSE OF AIM ADVISORS, INC. THESE VIEWS AND OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE VIEWS AND OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR RECOMMENDATIONS, OR AS AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT A I M ADVISORS, INC. MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

     See important Fund and index disclosures on the inside front cover.

AIM Select Real Estate Income Fund

                                [RODRIGUEZ PHOTO]

Joe V. Rodriguez, Jr.

Director of Securities Management, INVESCO Real Estate, is lead manager of AIM Select Real Estate Income Fund. He oversees all phases of the unit including securities research and administration. Mr. Rodriguez began his investment career in 1983 and joined INVESCO Real Estate, the Dallas-based investment management affiliate of INVESCO Institutional (N.A.), Inc., in 1990. He has served on the editorial boards of the National Association of Real Estate Investment Trusts (NAREIT) as well as the Institutional Real Estate Securities Newsletter. He is a member of the National Association of Business Economists, American Real Estate Society and the Institute of Certified Financial Planners. He also served as adjunct professor of economics at the University of Texas at Dallas. In addition, Mr. Rodriguez was a contributing author to Real Estate Investment Trusts: Structure Analysis and Strategy, published by McGraw Hill. Mr. Rodriguez earned his B.B.A. in economics and finance as well as his M.B.A. in finance from Baylor University.

                                [BLACKBURN PHOTO]

Mark D. Blackburn

Chartered Financial Director of Investments, INVESCO Real Estate, is manager of AIM Select Real Estate Income Fund. Prior to joining INVESCO in 1998, he worked as an associate director of research, focusing on equity securities research and recommendations with a regional brokerage firm. He has approximately 20 years of experience in institutional investing and risk management, along with a background in evaluating the high-yield and convertible securities markets. Mr. Blackburn earned a B.S. in accounting from Louisiana State University and an M.B.A. from Southern Methodist University. He is a certified public accountant and a member of the National Association of Real Estate Investment Trusts.

                               [TROWBRIDGE PHOTO]

James W. Trowbridge

Portfolio manager, INVESCO Real Estate, is manager of AIM Select Real Estate Income Fund. In 1989, Mr. Trowbridge joined INVESCO Real Estate. With 31 years of real estate investment experience for major institutional investors, Mr. Trowbridge is responsible for integrating his knowledge into INVESCO's publicly traded REIT investments. Mr. Trowbridge earned his B.S. in finance from Indiana University. He has completed numerous appraisal and income property courses sponsored by the American Appraisal Institute and the Mortgage Bankers Association, of which he has been active on several income property subcommittees. He is a member of the National Association of Real Estate Investment Trusts.

The portfolio managers are assisted by the Real Estate Team.

AIM Select Real Estate Income Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of AIM Select Real Estate Income Fund (the "Board") oversees the management of AIM Select Real Estate Income Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with AIM Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation and recommendation to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund (at net asset value) during the past one and two calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance (at net asset value) in such periods was below the median performance of such comparable funds. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- The performance of the Fund relative to indices. The Board reviewed the performance of the Fund (at net asset value) during the past one and three calendar years against the performance of the MSCI U.S. REIT Index. The Board noted that the Fund's performance was below the performance of such Index for the one year period and comparable to such Index for the three year period. The Board also noted that the performance of such Index does not reflect fees, while the performance of the Fund does reflect fees. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the effective advisory fee rate (before waivers) for the Fund under the Advisory Agreement. The Board noted that this rate was below the total advisory fee rate for a separately managed account/wrap account managed by an AIM affiliate with investment strategies comparable to those of the Fund and above the total advisory fee rates for 46 other separately managed accounts/wrap accounts managed by an AIM affiliate with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level at the end of the past calendar year and noted that the Fund's rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees through June 30, 2009 in an amount equal to a percent age of average daily managed assets. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2009. The Board considered the effect this fee waiver would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement there fore would not reflect economies of scale.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements, if any (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests uninvested cash in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in

                                                                     (continued)

AIM Select Real Estate Income Fund

     determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage trans actions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relation ship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

APPROVAL OF SUB-ADVISORY AGREEMENT

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund's sub-advisory agreement. Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the sub-advisory agreement (the "Sub-Advisory Agreement") between INVESCO Institutional (N.A.), Inc. (the "Sub-Advisor") and AIM with respect to the Fund for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Sub-Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     The discussion below serves as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Sub-Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to the Sub-Advisor under the Sub-Advisory Agreement is fair and reasonable.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance.

- The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate and that the Sub-Advisor currently is providing services in accordance with the terms of the Sub- Advisory Agreement.

- The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to the Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate, and that the Sub-Advisor currently is providing satisfactory services in accordance with the terms of the Sub-Advisory Agreement.

- The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund (at net asset value) during the past one and two calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance (at net asset value) in such periods was below the median performance of such comparable funds. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- The performance of the Fund relative to indices. The Board reviewed the performance of the Fund (at net asset value) during the past one and three calendar years against the performance of the MSCI U.S. REIT Index. The Board noted that the Fund's performance was below the performance of such Index for the one year period and comparable to such Index for the three year period. The Board also noted that the performance of such Index does not reflect fees, while the performance of the Fund does reflect fees. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- Meetings with the Fund's portfolio managers and investment personnel. The Board is meeting periodically with the Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Sub-Advisory Agreement.

- Overall performance of the Sub-Advisor. The Board considered the overall performance of the Sub-Advisor in providing investment advisory services to the Fund and concluded that such performance was satisfactory.

- Fees relative to those clients of the Sub-Advisor with comparable investment strategies. The Board reviewed the sub-advisory fee rate for the Fund under the Sub-Advisory Agreement and the sub-advisory fees paid thereunder. The Board noted that this rate was comparable to or above the total advisory fee rates for 19 separately managed accounts/wrap accounts managed by the Sub-Advisor with investment strategies comparable to those of the Fund and below the total advisory fee rates for 28 separately managed accounts/wrap accounts managed by the Sub-Advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses. The Board also considered the services to be provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement and the services to be provided by AIM pursuant to the Advisory Agreement, as well as the allocation of fees between AIM and the Sub-Advisor pursuant to the Sub-Advisory Agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by AIM to the Sub-Advisor, and that AIM and the Sub-Advisor are affiliates. Based on this review, the Board concluded that the sub-advisory fee rate under the Sub-Advisory Agreement was fair and reasonable.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- The Sub-Advisor's financial soundness in light of the Fund's needs. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.

AIM Select Real Estate Income Fund

SCHEDULE OF INVESTMENTS

December 31, 2006


                                                SHARES        VALUE
-----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-57.62%

APARTMENTS-1.33%

American Campus Communities, Inc.                250,000   $  7,117,500
-----------------------------------------------------------------------
Education Realty Trust, Inc.                     127,400      1,881,698
=======================================================================
                                                              8,999,198
=======================================================================

DIVERSIFIED-8.78%

AEW Real Estate Income Fund                      100,000      2,170,000
-----------------------------------------------------------------------
Colonial Properties Trust                        379,978     17,813,369
-----------------------------------------------------------------------
Crescent Real Estate Equities Co.                375,000      7,406,250
-----------------------------------------------------------------------
DWS RREEF Real Estate Fund Inc.                  122,435      3,086,586
-----------------------------------------------------------------------
iStar Financial Inc.                             465,000     22,236,300
-----------------------------------------------------------------------
Neuberger Berman Realty Income Fund Inc.         192,800      4,667,688
-----------------------------------------------------------------------
Nuveen Real Estate Income Fund                    77,400      2,204,352
=======================================================================
                                                             59,584,545
=======================================================================

FREESTANDING-6.02%

Getty Realty Corp.                               151,000      4,665,900
-----------------------------------------------------------------------
National Retail Properties Inc.                1,402,400     32,185,080
-----------------------------------------------------------------------
Realty Income Corp.                              144,100      3,991,570
=======================================================================
                                                             40,842,550
=======================================================================

HEALTHCARE-19.82%

Cogdell Spencer Inc.                             186,200      4,003,300
-----------------------------------------------------------------------
Health Care Property Investors, Inc.             711,700     26,204,794
-----------------------------------------------------------------------
Health Care REIT, Inc.                           542,873     23,354,397
-----------------------------------------------------------------------
Healthcare Realty Trust, Inc.                    567,200     22,427,088
-----------------------------------------------------------------------
Medical Properties Trust Inc.                    207,000      3,167,100
-----------------------------------------------------------------------
Nationwide Health Properties, Inc.               600,000     18,132,000
-----------------------------------------------------------------------
OMEGA Healthcare Investors, Inc.                 675,900     11,976,948
-----------------------------------------------------------------------
Senior Housing Properties Trust                1,029,200     25,194,816
=======================================================================
                                                            134,460,443
=======================================================================

INDUSTRIAL PROPERTIES-0.52%

First Industrial Realty Trust, Inc.               75,000      3,516,750
=======================================================================

INDUSTRIAL/OFFICE MIXED-1.81%

Liberty Property Trust                           249,600     12,265,344
=======================================================================

LODGING-RESORTS-5.20%

Ashford Hospitality Trust                        225,000      2,801,250
-----------------------------------------------------------------------
Hersha Hospitality Trust                         378,800      4,295,592
-----------------------------------------------------------------------
Hospitality Properties Trust                     592,600     28,166,278
=======================================================================
                                                             35,263,120
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


OFFICE PROPERTIES-5.63%

American Financial Realty Trust                  750,000   $  8,580,000
-----------------------------------------------------------------------
Brandywine Realty Trust                          525,001     17,456,283
-----------------------------------------------------------------------
HRPT Properties Trust                            986,300     12,180,805
=======================================================================
                                                             38,217,088
=======================================================================

REGIONAL MALLS-3.24%

General Growth Properties, Inc.                  115,800      6,048,234
-----------------------------------------------------------------------
Glimcher Realty Trust                            518,700     13,854,477
-----------------------------------------------------------------------
Macerich Co. (The)                                23,900      2,069,023
=======================================================================
                                                             21,971,734
=======================================================================

SELF STORAGE FACILITIES-1.28%

Public Storage, Inc.-Series A Dep. Shares        167,200      4,392,344
-----------------------------------------------------------------------
U-Store-It Trust                                 208,500      4,284,675
=======================================================================
                                                              8,677,019
=======================================================================

SHOPPING CENTERS-2.70%

Cedar Shopping Centers Inc.                      150,000      2,386,500
-----------------------------------------------------------------------
Inland Real Estate Corp.                         850,000     15,912,000
=======================================================================
                                                             18,298,500
=======================================================================

SPECIALTY PROPERTIES-1.29%

Entertainment Properties Trust                     3,000        175,320
-----------------------------------------------------------------------
Spirit Finance Corp.                             691,000      8,616,770
=======================================================================
                                                              8,792,090
=======================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $256,147,645)                                   390,888,381
=======================================================================

PREFERRED STOCKS-40.14%

APARTMENTS-3.70%

Apartment Investment & Management Co.,
  Series T, 8.00%                                200,000      5,090,000
-----------------------------------------------------------------------
  Series V, 8.00%                                128,300      3,297,310
-----------------------------------------------------------------------
  Series Y, 7.88%                                 20,000        510,000
-----------------------------------------------------------------------
BRE Properties, Inc.,
  Series B, 8.08%                                200,000      5,100,000
-----------------------------------------------------------------------
  Series C, 6.75%                                 48,500      1,222,200
-----------------------------------------------------------------------
Equity Residential-Series K, 8.29%(a)              4,200        240,057
-----------------------------------------------------------------------
Mid-America Apartment Communities, Inc.,
  Series F, 9.25%                                  2,600         75,400
-----------------------------------------------------------------------
  Series H, 8.30%                                195,000      5,128,500
-----------------------------------------------------------------------
Post Properties, Inc.-Series A, 8.50%             71,700      4,445,400
=======================================================================
                                                             25,108,867
=======================================================================

AIM Select Real Estate Income Fund


                                                SHARES        VALUE
-----------------------------------------------------------------------

DIVERSIFIED-6.11%

Colonial Properties Trust-Series D, 8.13%        200,000   $  5,224,000
-----------------------------------------------------------------------
Cousins Properties Inc.,
  Series A, 7.75%                                548,300     14,200,970
-----------------------------------------------------------------------
  Series B, 7.50%                                 60,000      1,531,800
-----------------------------------------------------------------------
Crescent Real Estate Equities Co.-Series B,
  9.50%                                           51,400      1,377,520
-----------------------------------------------------------------------
iStar Financial Inc.,
  Series E, 7.88%                                185,000      4,752,650
-----------------------------------------------------------------------
  Series I, 7.50%                                200,000      5,084,000
-----------------------------------------------------------------------
Lexington Realty Trust-Series B, 8.05%            70,000      1,789,200
-----------------------------------------------------------------------
Vornado Realty Trust,
  Series F, 6.75%                                200,000      5,038,000
-----------------------------------------------------------------------
  Series G, 6.63%                                100,000      2,485,000
=======================================================================
                                                             41,483,140
=======================================================================

FREESTANDING-0.58%

National Retail Properties Inc.-Series C,
  7.38%                                          155,000      3,944,750
=======================================================================

HEALTHCARE-1.92%

Health Care Property Investors, Inc.-Series
  F, 7.10%                                       285,000      7,301,700
-----------------------------------------------------------------------
Health Care REIT, Inc.-Series F, 7.63%            16,600        429,442
-----------------------------------------------------------------------
OMEGA Healthcare Investors, Inc.-Series D,
  8.38%                                          200,000      5,330,000
=======================================================================
                                                             13,061,142
=======================================================================

INDUSTRIAL PROPERTIES-2.28%

AMB Property Corp.-Series O, 7.00%               120,000      3,112,800
-----------------------------------------------------------------------
EastGroup Properties, Inc.-Series D, 7.95%(b)    260,000      6,635,200
-----------------------------------------------------------------------
First Industrial Realty Trust, Inc.-Series J,
  7.25%                                          220,300      5,641,883
-----------------------------------------------------------------------
ProLogis-Series C, 8.54%(a)                          950         57,356
=======================================================================
                                                             15,447,239
=======================================================================

INDUSTRIAL/OFFICE MIXED-3.10%

Duke Realty Corp.,
  Series B, 7.99%(a)                              10,000        494,375
-----------------------------------------------------------------------
  Series J, 6.63%                                 11,300        285,551
-----------------------------------------------------------------------
  Series M, 6.95%                                120,000      3,117,600
-----------------------------------------------------------------------
  Series N, 7.25%                                200,000      5,316,000
-----------------------------------------------------------------------
LBA Realty Fund II,
  Series A, 8.75% (Acquired 07/29/03; Cost
  $3,000,000)(b)(c)                               60,000      2,745,000
-----------------------------------------------------------------------
  Series B, 7.63% (Acquired 03/30/04; Cost
  $3,480,000)(b)(c)                              139,200      2,818,800
-----------------------------------------------------------------------
PS Business Parks, Inc.,
  Series F, 8.75%                                 16,000        399,840
-----------------------------------------------------------------------
  Series M, 7.20%                                128,600      3,279,300
-----------------------------------------------------------------------
  Series O, 7.38%                                100,000      2,575,000
=======================================================================
                                                             21,031,466
=======================================================================

LODGING-RESORTS-6.50%

Eagle Hospitality Properties Trust,
  Inc.-Series A, 8.25%                           291,500      7,439,080
-----------------------------------------------------------------------
FelCor Lodging Trust Inc.-Series C, 8.00%        138,700      3,496,627
-----------------------------------------------------------------------

                                                SHARES        VALUE
-----------------------------------------------------------------------

LODGING-RESORTS-(CONTINUED)

Hersha Hospitality Trust-Series A, 8.00%          43,800   $  1,149,750
-----------------------------------------------------------------------
Hilton Hotels Corp., 8.00%                        45,000      1,162,800
-----------------------------------------------------------------------
Hospitality Properties Trust-Series B, 8.88%     450,000     11,565,000
-----------------------------------------------------------------------
LaSalle Hotel Properties,
  Series A, 10.25%                                36,300        922,020
-----------------------------------------------------------------------
  Series B, 8.38%                                 40,000      1,026,000
-----------------------------------------------------------------------
  Series D, 7.50%                                100,000      2,526,000
-----------------------------------------------------------------------
  Series E, 8.00%                                105,300      2,691,468
-----------------------------------------------------------------------
Strategic Hotels & Resorts, Inc.,
  Series B, 8.25%                                 72,700      1,872,025
-----------------------------------------------------------------------
  Series C, 8.25%                                200,000      5,150,000
-----------------------------------------------------------------------
Sunstone Hotel Investors, Inc.-Series A,
  8.00%                                          200,000      5,100,000
=======================================================================
                                                             44,100,770
=======================================================================

OFFICE PROPERTIES-5.62%

Alexandria Real Estate Equities, Inc.-Series
  B, 9.10%                                         5,600        140,504
-----------------------------------------------------------------------
Corporate Office Properties Trust,
  Series G, 8.00%                                300,000      7,800,000
-----------------------------------------------------------------------
  Series J, 7.63%                                200,000      5,170,000
-----------------------------------------------------------------------
Highwoods Properties, Inc.-Series B, 8.00%        16,891        427,173
-----------------------------------------------------------------------
HRPT Properties Trust,
  Series B, 8.75%                                510,000     13,112,100
-----------------------------------------------------------------------
  Series C, 7.13%                                100,000      2,614,000
-----------------------------------------------------------------------
Kilroy Realty Corp.,
  Series E, 7.80%                                 51,600      1,333,860
-----------------------------------------------------------------------
  Series F, 7.50%                                175,000      4,436,250
-----------------------------------------------------------------------
SL Green Realty Corp.-Series C, 7.63%            120,000      3,074,400
=======================================================================
                                                             38,108,287
=======================================================================

REGIONAL MALLS-6.47%

CBL & Associates Properties, Inc.,
  Series B, 8.75%                                315,000     15,860,250
-----------------------------------------------------------------------
  Series C, 7.75%                                350,000      8,981,000
-----------------------------------------------------------------------
  Series D, 7.38%                                175,000      4,480,000
-----------------------------------------------------------------------
Glimcher Realty Trust,
  Series F, 8.75%                                 80,000      2,072,000
-----------------------------------------------------------------------
  Series G, 8.13%                                144,000      3,650,400
-----------------------------------------------------------------------
Realty Income Corp-Series E, 6.75%               160,000      4,027,200
-----------------------------------------------------------------------
Taubman Centers, Inc.-Series G, 8.00%            183,200      4,818,160
=======================================================================
                                                             43,889,010
=======================================================================

SELF STORAGE FACILITIES-0.77%

Public Storage, Inc.,
  Series C, 6.60%                                 16,000        399,040
-----------------------------------------------------------------------
  Series G, 7.00%                                 60,000      1,551,000
-----------------------------------------------------------------------
  Series I, 7.25%                                124,800      3,251,040
=======================================================================
                                                              5,201,080
=======================================================================

AIM Select Real Estate Income Fund


                                                SHARES        VALUE
-----------------------------------------------------------------------

SHOPPING CENTERS-1.65%

Cedar Shopping Centers Inc.-Series A, 8.88%       75,000   $  1,997,250
-----------------------------------------------------------------------
Developers Diversified Realty Corp.-Class F,
  8.60%                                          229,700      5,832,083
-----------------------------------------------------------------------
Ramco-Gershenson Properties Trust-Series B,
  9.50%                                           40,000      1,082,000
-----------------------------------------------------------------------
Regency Centers Corp.,
  Series D, 7.25%                                 13,600        347,480
-----------------------------------------------------------------------
  Series E, 6.70%                                 25,500        643,620
-----------------------------------------------------------------------
Saul Centers, Inc.-Series A, 8.00%                50,000      1,282,500
=======================================================================
                                                             11,184,933
=======================================================================

SPECIALTY PROPERTIES-1.44%

Digital Realty Trust, Inc.,
  Series A, 8.50%                                 51,100      1,328,089
-----------------------------------------------------------------------
  Series B, 7.88%                                 80,000      2,036,000
-----------------------------------------------------------------------
Entertainment Properties Trust,
  Series A, 9.50%                                138,900      3,528,060
-----------------------------------------------------------------------
  Series B, 7.75%                                112,800      2,851,584
=======================================================================
                                                              9,743,733
=======================================================================
    Total Preferred Stocks (Cost
      $265,390,524)                                         272,304,417
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


MONEY MARKET FUNDS-1.95%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  6,619,259   $  6,619,259
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)(e)    6,619,259      6,619,259
=======================================================================
    Total Money Market Funds (Cost
      $13,238,518)                                           13,238,518
=======================================================================
TOTAL INVESTMENTS-99.71% (Cost $534,776,687)                676,431,316
=======================================================================
OTHER ASSETS LESS LIABILITIES-0.29%                           1,962,317
=======================================================================
NET ASSETS ATTRIBUTABLE TO COMMON
  SHARES-100.00%                                           $678,393,633
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Dep.  - Depositary
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2006 was $791,788, which represented 0.12% of the Fund's Net Assets. See
    Note 1A.
(b) Security considered to be illiquid. The Fund is limited to investing 10% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at December 31, 2006 was $12,199,000, which represented 1.80% of the Fund's Net Assets.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2006 was $5,563,800, which represented 0.82% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) Security is considered a cash equivalent for the purpose of the Statement of Cash Flows. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Select Real Estate Income Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

ASSETS:

Investments, at value (cost $521,538,169)      $663,192,798
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $13,238,518)                             13,238,518
===========================================================
    Total investments (cost $534,776,687)       676,431,316
===========================================================
Cash                                                487,932
-----------------------------------------------------------
Receivables for:
  Investments sold                                3,845,647
-----------------------------------------------------------
  Dividends                                       3,863,812
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               23,497
===========================================================
    Total assets                                684,652,204
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Dividends-common shares                         5,836,978
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 74,288
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            5,551
-----------------------------------------------------------
Accrued operating expenses                          341,754
===========================================================
    Total liabilities                             6,258,571
===========================================================
Net assets attributable to common shares       $678,393,633
___________________________________________________________
===========================================================
NET ASSETS ATTRIBUTABLE TO COMMON SHARES
  CONSIST OF:

Shares of beneficial interest-common shares    $534,551,221
-----------------------------------------------------------
Undistributed net investment income                 (70,787)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and interest rate
  swap transactions                               2,258,570
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                    141,654,629
===========================================================
                                               $678,393,633
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  COMMON SHARE:

Outstanding                                      39,108,196
-----------------------------------------------------------
Net asset value per common share               $      17.35
-----------------------------------------------------------
Market value per common share                  $      16.67
-----------------------------------------------------------
Market price premium (discount) to net asset
  value per common share                              (3.92)%
___________________________________________________________
===========================================================

AUTHORIZED SHARES:

Common shares                                     Unlimited
-----------------------------------------------------------
Auction rate preferred shares                     Unlimited
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Select Real Estate Income Fund

STATEMENT OF OPERATIONS

For the year ended December 31, 2006

INVESTMENT INCOME:

Dividends                                                     $ 39,566,245
--------------------------------------------------------------------------
Dividends from affiliated money market funds                     1,477,799
==========================================================================
    Total investment income                                     41,044,044
==========================================================================

EXPENSES:

Advisory fees                                                    8,195,941
--------------------------------------------------------------------------
Administrative services fees                                       219,452
--------------------------------------------------------------------------
Custodian fees                                                      83,205
--------------------------------------------------------------------------
Auction rate preferred shares remarketing fees                     428,151
--------------------------------------------------------------------------
Transfer agent fees                                                 53,752
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           42,022
--------------------------------------------------------------------------
Other                                                              816,638
==========================================================================
    Total expenses                                               9,839,161
==========================================================================
Less: Fees waived and expense offset arrangements               (2,763,281)
==========================================================================
    Net expenses                                                 7,075,880
==========================================================================
Net investment income                                           33,968,164
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND INTEREST RATE SWAP TRANSACTIONS:

Net realized gain from:
  Investment securities                                        148,263,431
--------------------------------------------------------------------------
  Interest rate swap transactions                                3,817,415
==========================================================================
                                                               152,080,846
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                          2,657,759
--------------------------------------------------------------------------
  Interest rate swap transactions                               (2,198,773)
==========================================================================
                                                                   458,986
==========================================================================
Net gain from investment securities and interest rate swap
  transactions                                                 152,539,832
==========================================================================
Net increase in net assets resulting from operations           186,507,996
==========================================================================
DISTRIBUTIONS TO AUCTION RATE PREFERRED SHAREHOLDERS FROM
  NET INVESTMENT INCOME                                         (8,030,811)
==========================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS ATTRIBUTABLE TO
  COMMON SHARES                                               $178,477,185
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Select Real Estate Income Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2006 and 2005

                                                                  2006             2005
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  33,968,164    $  35,929,303
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities and interest
    rate swap transactions                                      152,080,846       74,378,212
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and interest rate swap
    transactions                                                    458,986      (88,702,186)
============================================================================================
    Net increase in net assets resulting from operations        186,507,996       21,605,329
============================================================================================
Distributions to auction rate preferred shareholders from
  net investment income                                          (8,030,811)      (6,598,783)
============================================================================================
    Net increase in net assets from operations attributable
     to common shares                                           178,477,185       15,006,546
============================================================================================
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:

  Net investment income                                         (35,249,369)     (49,480,081)
--------------------------------------------------------------------------------------------
  Net realized gains                                           (150,180,311)     (66,504,582)
============================================================================================
    Decrease in net assets resulting from distributions        (185,429,680)    (115,984,663)
============================================================================================
CAPITAL STOCK TRANSACTIONS:

  Common shares repurchased (Note 10)                           (13,033,473)              --
============================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS                       (19,985,968)    (100,978,117)
============================================================================================

NET ASSETS:

  Beginning of year                                             698,379,601      799,357,718
============================================================================================
  End of year (including undistributed net investment income
    of $(70,787) and $(53,044), respectively)                 $ 678,393,633    $ 698,379,601
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Select Real Estate Income Fund

STATEMENT OF CASH FLOWS

For the year ended December 31, 2006

CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations        $ 178,477,185
===========================================================================
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

  Purchases of investments                                     (201,025,669)
---------------------------------------------------------------------------
  Proceeds from disposition of investments                      580,978,632
---------------------------------------------------------------------------
  Decrease in dividends receivable                                1,499,526
---------------------------------------------------------------------------
  Decrease in receivable for interest rate swap transactions      2,198,773
---------------------------------------------------------------------------
  Decrease in other assets                                           55,907
---------------------------------------------------------------------------
  Increase in common shares dividends payable                     5,836,978
---------------------------------------------------------------------------
  Decrease in interest payable on interest rate swap
    transactions                                                    (17,346)
---------------------------------------------------------------------------
  Decrease in dividends payable declared on auction rate
    preferred shares                                                (92,786)
---------------------------------------------------------------------------
  Increase in accrued expenses and other payables                   239,725
---------------------------------------------------------------------------
  Unrealized appreciation of investment securities               (2,657,759)
---------------------------------------------------------------------------
  Net realized gain from investment securities                 (148,263,431)
===========================================================================
    Net cash provided by operating activities                   417,229,735
===========================================================================
CASH USED IN FINANCING ACTIVITIES:

  Decrease in payable to custodian                                  (40,132)
---------------------------------------------------------------------------
  Disbursements from common shares repurchased                  (13,033,473)
---------------------------------------------------------------------------
  Disbursements from preferred shares redeemed                 (205,000,000)
---------------------------------------------------------------------------
  Distributions paid to common shareholders                    (185,429,680)
===========================================================================
    Net cash provided by (used in) financing activities        (403,503,285)
===========================================================================
Net increase in cash and cash equivalents                        13,726,450
===========================================================================
Cash and cash equivalents at beginning of period                          0
===========================================================================
Cash and cash equivalents at end of period                    $  13,726,450
___________________________________________________________________________
===========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Select Real Estate Income Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Real Estate Income Fund (the "Fund") was organized as a Delaware statutory trust on March 11, 2002 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund currently has Common Shares outstanding. The Common Shares are traded on the New York Stock Exchange under the symbol "RRE." Prior to their Redemption, during the reporting period Preferred Shares were sold in weekly auctions through broker-dealers who had an agreement with the auction agent. Preferred Shares had seniority over the Common Shares and the issuance of Preferred Shares leverage the value of the Fund's Common Shares. On September 19, 2006, the Board of Trustees approved the redemption by the Fund of the outstanding Preferred Shares and all such preferred shares were redeemed in their entirety during the reporting period. Except as otherwise indicated in the Agreement and Declaration of Trust, as amended, (the "Declaration of Trust") and except as otherwise required by applicable law, holders of Preferred Shares vote together with Common Shareholders as a single class.

    The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net

AIM Select Real Estate Income Fund

     gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Dividends from net investment income (prior to any reclassification as a return of capital) are declared and paid to Common Shareholders monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

       Dividends from net investment income, distributions from capital gains and return of capital are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

       The Fund offers a Dividend Reinvestment Plan to allow dividends, including any capital gain dividends, on Common Shares to be automatically reinvested in additional Common Shares of the Fund. Computershare, the Transfer Agent for the Common Shares of the Fund, will make the determination on the reinvestment of the dividend based on the market price per Common Share in comparison to the net asset value of the Fund. Generally, if on the fifth trading day preceding the payment date of the dividend, the market price per Common Share plus share brokerage commissions applicable to an open market purchase of Common Shares is below the net asset value per Common Share, the Transfer Agent will receive the dividend or distribution in cash. Under these circumstances, the Transfer Agent will purchase Common Shares in the open market. Otherwise the Fund will issue new Common Shares to fulfill dividend reinvestment obligations.

       The Declaration of Trust provide that any Preferred Shares issued by the Fund are to pay dividends based on a determined rate, usually the rate set at the preceding auction, normally held every seven days. In most instances, dividends are payable every seven days, on the first business day following the last day of a dividend period.

       Under the 1940 Act, the Fund is required to maintain, to the extent the Fund has Preferred Shares outstanding, with respect to all outstanding senior equity securities of the Fund, including Preferred Shares, as of the last business day on any month in which any Preferred Shares are outstanding, asset coverage of at least 200%. Additionally, the Fund is required to meet more stringent asset coverage requirements under the terms of the Preferred Shares' offering documents and the Preferred Shares' rating agencies as described in the offering documents. Should these requirements not be met, or should dividends accrued on the Preferred Shares not be paid, the Fund may be restricted in its ability to declare dividends to Common Shareholders or will be subject to mandatory redemption of the Preferred Shares.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- All expenses incurred by the Fund are included in the determination of the net assets attributable to Common Shares and do not impact the liquidation preference of Preferred Shares.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

AIM Select Real Estate Income Fund

I. CASH AND CASH EQUIVALENTS -- For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J. INTEREST RATE SWAP AGREEMENTS -- The Fund may enter into interest rate swap transactions in order to reduce the risk that the cost of leveraging by the Fund will exceed the returns realized by the Fund on the leverage proceeds. The Fund uses interest rate swap transactions in connection with the sale of Preferred Shares. In an interest rate swap, the Fund agrees to pay to the other party to the swap (which is known as the "counterparty") a fixed rate payment, and the counterparty agrees to pay to the Fund a variable rate payment. The variable rate payment is intended to approximate all or a portion of the Fund's dividend payment obligation on Preferred Shares or interest payment obligation on any variable rate borrowings. The payment obligations are based on the notional amount of the swap. The Fund has segregated liquid securities in a separate account having a value at least equal to the Fund's net payment obligations under any swap transaction. Interest rate swap transactions are marked to market daily.

       Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates.

       The Fund records periodic payments made under interest rate agreements as a component of realized gain (loss) in the Statement of Operations.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Fund has entered into a master investment advisory agreement with AIM Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the sum of the Fund's average daily net assets attributable to Common Shares, plus assets attributable to any Preferred Shares that may be outstanding, plus the principal amount of any Borrowings ("Managed Assets"), payable on a monthly basis. For the year ended December 31, 2006, average daily Managed Assets were $910,660,156.

    Under the terms of a master sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO"), AIM pays INVESCO 50% of the amount paid by the Fund to AIM, net of fee waivers and expense reimbursements.

    AIM has contractually agreed to waive a portion of its advisory fee as a percentage of average daily Managed Assets for the first seven years of the Fund's operations as follows:

WAIVER PERIOD                                                   FEE WAIVER
--------------------------------------------------------------------------
05/31/02-06/30/07                                                  0.30%
--------------------------------------------------------------------------
07/01/07-06/30/08                                                  0.20%
--------------------------------------------------------------------------
07/01/08-06/30/09                                                  0.10%
 _________________________________________________________________________
==========================================================================


    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2006, AIM waived advisory fees of $2,739,842.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended December 31, 2006, AMVESCAP did not reimburse any such expenses.

    The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the year ended December 31, 2006, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

    Certain officers and trustees of the Fund are officers and directors of AIM and/or AIM Investments, the parent corporation of AIM.

AIM Select Real Estate Income Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2006.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      12/31/06         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class             $   --         $263,862,925      $(257,243,666)        $   --         $ 6,619,259     $  739,288      $   --
-----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                 --          195,006,398       (188,387,139)            --           6,619,259        604,715          --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class                 --           71,661,335        (71,661,335)            --                  --        133,796          --
===================================================================================================================================
  Total
    Investments
    in
    Affiliates      $   --         $530,530,658      $(517,292,140)        $   --         $13,238,518     $1,477,799      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) custodian credits which result from periodic overnight cash balances at the custodian and (ii) one time custodian fee credit to be used to offset future custodian fees. For the year ended December 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $23,439.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2006, the Fund paid legal fees of $7,122 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by JPMorgan Chase Bank. The Fund may borrow up to the lesser of (i) $250,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.06% on the unused balance of the committed line. During the year ended December 31, 2006, the Fund did not borrow under the committed credit facility.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

                                                                  2006            2005
------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income-Common Shares                                 $ 40,560,387    $ 36,742,272
------------------------------------------------------------------------------------------
Ordinary income-Preferred Shares                                 1,756,638       2,090,399
------------------------------------------------------------------------------------------
Long-term capital gain-Common Shares                           144,869,293      79,242,391
------------------------------------------------------------------------------------------
Long-term capital gain-Preferred Shares                          6,274,173       4,508,384
==========================================================================================
  Total distributions                                         $193,460,491    $122,583,446
__________________________________________________________________________________________
==========================================================================================

AIM Select Real Estate Income Fund


TAX COMPONENTS OF NET ASSETS--COMMON SHARES:

As of December 31, 2006, the components of net assets of Common Shares on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed long-term gain                                    $  3,656,775
----------------------------------------------------------------------------
Net Unrealized appreciation-investments                          140,256,424
----------------------------------------------------------------------------
Temporary book/tax differences                                       (70,787)
----------------------------------------------------------------------------
Shares of beneficial interest -- Common Shares                   534,551,221
============================================================================
  Total net assets -- Common Shares                             $678,393,633
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    The Fund did not have a capital loss carryforward as of December 31, 2006.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2006 was $201,025,669 and $562,983,172, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $142,397,229
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (2,140,805)
==============================================================================
Net unrealized appreciation of investment securities             $140,256,424
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $536,174,892.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of expenses related to the plan of reorganization, amortization of organizational costs, interest rate swap transactions and distribution to shareholders, on December 31, 2006, undistributed net investment income was increased by $9,294,273, undistributed net realized gain was decreased by $9,134,365 and shares of beneficial interest decreased by $159,908. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

COMMON SHARES

For the year ended December 31, 2006, the Fund repurchased and retired 827,300 shares of Common Shares for $13,033,473. The weighted average discount of market price to net asset value of Common Shares repurchased during the year ended December 31, 2006 was 14%.

    On March 11, 2002, AIM purchased one Common Share. On May 21, 2002, AIM purchased an additional 7,000 Common Shares. During the period May 31, 2002 (date investment operations commenced) through December 31, 2002, 39,900,000 Common Shares were issued. The Fund issued 4,317 and 24,178 Common Shares for the reinvestment of dividends during the period May 31, 2002 (date investment operations commenced) to December 31, 2002 and for year ended December 31, 2003, respectively. For the years ending December 31, 2004, 2005 and 2006, the Fund issued 0 Common Shares for the reinvestment of dividends, respectively.

    At December 31, 2006, there is an investment manager that is deemed to be the beneficial owner of 8% of the outstanding Common Shares of the Fund.

PREFERRED SHARES

On October 24, 2006, October 30, 2006, November 2 and November 10, 2006, the Fund redeemed 2,050 Preferred Shares of each Series M, F, W and R (par value $25,000), respectively. The Fund paid an aggregate principal amount of $205,000,000. For the year ended December 31, 2006, the Fund has no outstanding Preferred Shares.

    During the period May 31, 2002 (date investment operations commenced) through December 31, 2002, 2,050 Preferred Shares of each Series M, W, R and F were issued.

AIM Select Real Estate Income Fund

NOTE 11--DISTRIBUTIONS DECLARED--COMMON SHARES

For January 2007, a dividend of $0.05 per share was declared on January 16, 2007, payable on January 31, 2007, for Fund Common Shareholders of record on January 23, 2007.

    For February 2007, a dividend of $0.05 per share and a capital gain distribution of $0.0937 per share were declared on February 12, 2007, payable on February 28, 2007, for Fund Common Shareholders of record on February 20, 2007.

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending December 31, 2007.

NOTE 13--SIGNIFICANT EVENT

The Board of Trustees of AIM Select Real Estate Income Fund, a closed-end fund (the "Trust"), unanimously approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which the Trust's sole series portfolio, AIM Select Real Estate Income Fund, (the "Fund"), would transfer all of its assets to a newly created open-end fund series portfolio of AIM Counselor Series Trust ("ACST"). This newly created open-end fund (the "New Fund") will also be named AIM Select Real Estate Income Fund. The Plan requires the approval by the holders of the Fund Common Shares and will be submitted to shareholders for their approval at a meeting to be held on or about February 26, 2007. If the Plan is approved by the holders of the Fund Common Shares and certain conditions required by the Plan are satisfied, the reorganization of the Fund as an open-end fund is expected to be consummated on or about March 12, 2007.

    Upon closing of the reorganization, holders of the Fund's Common Shares will receive Class A shares of the New Fund, in exchange for their Common Shares and the Fund will cease operations. For the 12 month period following the reorganization, Class A shares of the New Fund, received by the Fund's holders of Common Shares, in connection with the reorganization, will be subject to a 2.00% redemption fee.

AIM Select Real Estate Income Fund


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                                                   MAY 31, 2002
                                                                                                                      (DATE
                                                                                                                    INVESTMENT
                                                                                                                    OPERATIONS
                                                                          YEAR ENDED DECEMBER 31,                 COMMENCED) TO
                                                              -----------------------------------------------      DECEMBER 31,
                                                                2006           2005        2004        2003            2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per common share, beginning of period         $  17.49       $  20.02    $  17.83    $  12.83        $  14.33
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.86           0.90        0.85        0.95(a)         0.49(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   3.88          (0.36)       3.16        5.33           (1.35)
=================================================================================================================================
    Total from investment operations                              4.74           0.54        4.01        6.28           (0.86)
=================================================================================================================================
Less distributions to auction rate preferred shareholders
  from net investment income(b)                                  (0.20)         (0.17)      (0.08)      (0.06)          (0.04)
=================================================================================================================================
    Total from investment operations attributable to common
      shares                                                      4.54           0.37        3.93        6.22           (0.90)
=================================================================================================================================
Less offering costs charged to paid-in-capital on common
  shares:
  Offering costs on common shares                                   --             --          --          --           (0.03)
---------------------------------------------------------------------------------------------------------------------------------
  Offering costs on auction rate preferred shares                   --             --          --       (0.00)          (0.07)
---------------------------------------------------------------------------------------------------------------------------------
  Dilutive effect of common share offering                          --             --          --       (0.00)          (0.00)
=================================================================================================================================
    Total offering costs charged to paid-in capital                 --             --          --       (0.00)          (0.10)
=================================================================================================================================
Less distributions to common shareholders:
  Dividends from net investment income                           (0.89)         (1.24)      (1.24)      (0.79)          (0.42)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (3.84)         (1.66)      (0.50)         --              --
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                                 --             --          --       (0.43)          (0.08)
=================================================================================================================================
    Total distributions to common shareholders                   (4.73)         (2.90)      (1.74)      (1.22)          (0.50)
=================================================================================================================================
Increase from common shares repurchased                           0.05             --          --          --              --
=================================================================================================================================
Net asset value per common share, end of period               $  17.35       $  17.49    $  20.02    $  17.83        $  12.83
=================================================================================================================================
Market value per common share                                 $  16.67       $  14.98    $  17.50    $  16.59        $  12.30
=================================================================================================================================
Net asset value, total return(c)(d)                              29.15%          4.44%      24.43%      51.41%          (6.90)%
=================================================================================================================================
Market value return(c)(d)                                        44.88%          2.33%      16.89%      46.95%         (14.73)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $678,394       $698,380    $799,358    $712,069        $511,940
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets attributable to
  common shares:
  With fee waivers and/or expense reimbursements(e)               0.96%(f)       0.95%       0.93%       1.00%(a)        1.02%(a)(g)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements(e)            1.33%(f)       1.33%       1.32%       1.41%(a)        1.43%(a)(g)
=================================================================================================================================
Ratio of net investment income to average net assets(e)           4.59%(f)       4.70%       4.64%       6.46%(a)        6.28%(a)(g)
=================================================================================================================================
Ratio of distributions to auction rate preferred
  shareholders to average net assets attributable to common
  shares                                                          1.30%(f)(g)     0.86%      0.42%       0.43%           0.50%(g)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(h)                                          23%            17%         19%         37%             35%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Auction rate preferred shares:
  Liquidation value, end of period (000s omitted)                   --       $205,000    $205,000    $205,000        $205,000
=================================================================================================================================
  Total shares outstanding                                          --          8,200       8,200       8,200           8,200
=================================================================================================================================
  Asset coverage per share                                          --       $110,168    $122,483    $111,838        $ 87,432
=================================================================================================================================
  Liquidation and market value per share                            --       $ 25,000    $ 25,000    $ 25,000        $ 25,000
=================================================================================================================================

(a) As a result of changes in accounting principles generally accepted in the United States of America, the Fund reclassified periodic payments made under interest rate swap agreements, previously included within interest expense as a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was to increase the net investment income ratio by 0.67%, decrease the expense ratio by 0.67% and increase net investment income per share by $0.10 for the year ended December 31, 2003. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.38%, a decrease to the expense ratio of 0.38% and an increase to net investment income per share of $0.03 for the period May 31, 2002 (date investment operations commenced) through December 31, 2002.
(b)  Based on average number of common shares outstanding.
(c)  Not annualized for periods less than one year.
(d) Net asset value return includes adjustments in accordance with accounting principles generally accepted in the United States of America and measures the changes in common shares' value over the period indicated, taking into account dividends as reinvested. Market value return is computed based upon the New York Stock Exchange market price of the Fund's common shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(e) Ratios do not reflect the effect of dividend payments to auction rate preferred shareholders; income ratios reflect income earned on investments made with assets attributable to auction rate preferred shares.
(f) Ratios are based on average daily net assets attributable to common shares of $739,920,430.
(g)  Annualized.
(h) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM Select Real Estate Income Fund


NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


A I M Advisors, Inc. ("AIM"), the investment advisor to AIM Select Real Estate Income Fund (the "Fund"), also serves as investment advisor to a number of open-end mutual funds (the "AIM Funds").

    On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Although the methodology is unknown at the present time, because the Fund is not an open-end fund it is not expected that the Fund will participate in the distribution of the two fair funds and such distribution therefore is not expected to have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM or the Fund.

AIM Select Real Estate Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Select Real Estate Income Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AIM Select Real Estate Income Fund (the "Fund") at December 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



As described in Note 13, the Board of Trustees has approved a plan of reorganization under which the Fund will reorganize into AIM Select Real Estate Income Fund, an open-ended fund. The organization is expected to take place following the approval by the Fund's shareholders.

PRICEWATERHOUSECOOPERS LLP

February 20, 2007
Houston, Texas

AIM Select Real Estate Income Fund

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2006:

       FEDERAL AND STATE INCOME TAX

          Long-Term Capital Gain Dividends      $151,143,466
          Qualified Dividend Income*                    1.53%
          Corporate Dividends Received
            Deduction*                                     0%

           * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

       NON-RESIDENT ALIEN SHAREHOLDERS

          Qualified Short-Term Gains             $7,020,136
          Qualified Interest Income**                  2.77%

           ** The above percentage is based on income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006 were 1.68%, 0.20%, 8.54% and 1.92%, respectively.

AIM Select Real Estate Income Fund

DISTRIBUTION NOTICE--SECTION 19

AIM Select Real Estate Income Fund (the Fund) makes monthly distributions to shareholders of Common Shares. Because the Fund invests a substantial portion of its assets in real estate investment trusts ("REITs"), the characterization of the Fund's distributions for tax purposes is derived to a large extent from the character of the distributions received from REITs. REITs report on the character of their distributions for any calendar year early in the following year. Once the Fund receives these reports, it can finalize the characterization of distributions made during a calendar year.

    As a result of the information reported by REITs, as well as additional capital gains realized during the month of December, the Fund recharacterized distributions made in 2006 on its Common Shares for tax purposes as follows:
$0.0389 per share net investment income distributions were recharacterized as long-term capital gain distributions; $0.1358 per share return of capital distributions were recharacterized as short-term capital gain distributions; and $0.4164 per share of short-term capital gain distributions were recharacterized as long-term capital gain distributions.

    After giving effect to the recharacterizations discussed above, for the fiscal year ended December 31, 2006, the Fund made distributions on its Common Shares that aggregated $4.7334, of which, $0.8933 per share represents net investment income, $0.1358 per share represents short term capital gain and $3.7043 per share represents long term capital gain.

    Please note that this information is being provided to satisfy certain notice requirements under the Investment Company Act of 1940. Because each shareholder's tax status is unique, shareholders should consult their tax advisor regarding this distribution notice.

AIM Select Real Estate Income Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Select Real Estate Income Fund (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 110 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/                                                  OTHER
POSITION(S) HELD WITH THE         OR OFFICER  PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE       DURING PAST 5 YEARS                       HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------

  Martin L. Flanagan(1) -- 1960   2007        Director, Chief Executive Officer and     None
  Trustee                                     President, AMVESCAP PLC (parent of AIM
                                              and a global investment management
                                              firm); Chairman, A I M Advisors, Inc.
                                              (registered investment advisor); and
                                              Director, Chairman, Chief Executive
                                              Officer and President, AVZ Inc. (holding
                                              company); INVESCO North American
                                              Holdings, Inc. (holding company);
                                              Chairman and President, AMVESCAP Group
                                              Services, Inc. (service provider);
                                              Trustee, The AIM Family of Funds(R);
                                              Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox
                                              School of Business

                                              Formerly: President, Co-Chief Executive
                                              Officer, Co-President, Chief Operating
                                              Officer and Chief Financial Officer,
                                              Franklin Resources, Inc. (global
                                              investment management organization)
--------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(2) -- 1946     2002        Director and Chairman, A I M Management   None
  Trustee and Vice Chair                      Group Inc. (financial services holding
                                              company); Director and Vice Chairman,
                                              AMVESCAP PLC; Chairman, AMVESCAP
                                              PLC -- AIM Division (parent of AIM and a
                                              global investment management firm) and
                                              Trustee and Vice Chair of The AIM Family
                                              of Funds--Registered Trademark--

                                              Formerly: President and Chief Executive
                                              Officer, A I M Management Group Inc.;
                                              Director, Chairman and President, A I M
                                              Advisors, Inc. (registered investment
                                              advisor); Director and Chairman, A I M
                                              Capital Management, Inc. (registered
                                              investment advisor), A I M Distributors,
                                              Inc. (registered broker dealer), AIM
                                              Investment Services, Inc., (registered
                                              transfer agent), and Fund Management
                                              Company (registered broker dealer);
                                              Chief Executive Officer, AMVESCAP
                                              PLC -- Managed Products; and President
                                              and Principal Executive Officer of The
                                              AIM Family of Funds--Registered
                                              Trademark--
--------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(3) -- 1954     2006        Director, Chief Executive Officer and     None
  Trustee, President and                      President, A I M Management Group Inc.,
  Principal                                   AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                           broker dealer), AIM Funds Management
                                              Inc. (registered investment advisor) and
                                              1371 Preferred Inc. (holding company);
                                              Director and President, A I M Advisors,
                                              Inc., INVESCO Funds Group, Inc.
                                              (registered investment advisor and
                                              register transfer agent) and AIM GP
                                              Canada Inc. (general partner for a
                                              limited partnership); Director, A I M
                                              Capital Management, Inc. and A I M
                                              Distributors, Inc.; Director and
                                              Chairman, AIM Investment Services, Inc.,
                                              Fund Management Company and INVESCO
                                              Distributors, Inc. (registered broker
                                              dealer); Director, President and
                                              Chairman, AVZ Callco Inc. (holding
                                              company); AMVESCAP Inc. (holding
                                              company) and AIM Canada Holdings Inc.
                                              (holding company); Director and Chief
                                              Executive Officer, AIM Trimark Corporate
                                              Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund
                                              company) and AIM Trimark Canada Fund
                                              Inc. (corporate mutual fund company);
                                              Trustee, President and Principal
                                              Executive Officer of The AIM Family of
                                              Funds--Registered Trademark-- (other
                                              than AIM Treasurer's Series Trust,
                                              Short-Term Investments Trust and
                                              Tax-Free Investments Trust); Trustee and
                                              Executive Vice President, The AIM Family
                                              of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term
                                              Investments Trust and Tax-Free
                                              Investments Trust only); and Manager,
                                              Powershares Capital Management LLC

                                              Formerly: President and Principal
                                              Executive Officer, The AIM Family of
                                              Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term
                                              Investments Trust and Tax-Free
                                              Investments Trust only); Chairman, AIM
                                              Canada Holdings, Inc.; Executive Vice
                                              President and Chief Operations Officer,
                                              AIM Funds Management Inc.; President,
                                              AIM Trimark Global Fund Inc. and AIM
                                              Trimark Canada Fund Inc.; and Director,
                                              Trimark Trust (federally regulated
                                              Canadian Trust Company)
--------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944       2002        Chairman, Crockett Technology Associates  ACE Limited (insurance company);
  Trustee and Chair                           (technology consulting company)           and Captaris, Inc. (unified
                                                                                        messaging provider)
--------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936            2004        Retired                                   None
  Trustee
--------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939         2002        Retired                                   Badgley Funds, Inc. (registered
  Trustee                                                                               investment company
                                              Formerly: Partner, law firm of Baker &    (2 portfolios))
                                              McKenzie
--------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942          2004        Founder, Green, Manning & Bunch Ltd.,     None
  Trustee                                     (investment banking firm); and Director,
                                              Policy Studies, Inc. and Van Gilder
                                              Insurance Corporation
--------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941        2002        Director of a number of public and        None
  Trustee                                     private business corporations, including
                                              the Boss Group Ltd. (private investment
                                              and management); Cortland Trust, Inc.
                                              (Chairman) (registered investment
                                              company (3 portfolios)); Annuity and
                                              Life Re (Holdings), Ltd. (insurance
                                              company); CompuDyne Corporation
                                              (provider of products and services to
                                              the public security market); and
                                              Homeowners of America Holding
                                              Corporation (property casualty company)

                                              Formerly: Director, President and Chief
                                              Executive Officer, Volvo Group North
                                              America, Inc.; Senior Vice President, AB
                                              Volvo; and Director of various
                                              affiliated Volvo companies; and
                                              Director, Magellan Insurance Company
--------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952          2002        Chief Executive Officer, Twenty First     Administaff, and Discovery Global
  Trustee                                     Century Group, Inc. (government affairs   Education Fund
                                              company); and Owner, Dos Angelos Ranch,   (non-profit)
                                              L.P.
                                              Formerly: Chief Executive Officer,
                                              Texana Timber LP (sustainable forestry
                                              company)

--------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937         2002        Partner, law firm of Kramer Levin         Cortland Trust, Inc. (registered
  Trustee                                     Naftalis and Frankel LLP                  investment company
                                                                                        (3 portfolios))
--------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950      2002        Formerly: Chief Executive Officer, YWCA   None
  Trustee                                     of the USA
--------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942        2002        Partner, law firm of Pennock & Cooper     None
  Trustee
--------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935         2002        Retired                                   None
  Trustee
--------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942              2004        Retired                                   None
  Trustee
--------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944    2005        Retired                                   Director, Mainstay VP Series
  Trustee                                     Formerly: Partner, Deloitte & Touche      Funds, Inc. (21 portfolios)
--------------------------------------------------------------------------------------------------------------------------

(1) Mr. Flanagan was appointed as Trustee of the Trust on February 24, 2007. Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(3) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Select Real Estate Income Fund

                                  TRUSTEE
NAME, YEAR OF BIRTH AND           AND/                                                  OTHER
POSITION(S) HELD WITH THE         OR OFFICER  PRINCIPAL OCCUPATION(S)                   DIRECTORSHIP(S)
TRUST                             SINCE       DURING PAST 5 YEARS                       HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958         2005        Senior Vice President and Senior Officer  N/A
  Senior Vice President and                   of The AIM Family of Funds--Registered
  Senior Officer                              Trademark--
                                              Formerly: Director of Compliance and
                                              Assistant General Counsel, ICON
                                              Advisers, Inc.; Financial Consultant,
                                              Merrill Lynch; General Counsel and
                                              Director of Compliance, ALPS Mutual
                                              Funds, Inc.
--------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962            2006        Director, Senior Vice President,          N/A
  Senior Vice President, Chief                Secretary and General Counsel, A I M
  Legal Officer and Secretary                 Management Group Inc. and A I M
                                              Advisors, Inc.; Director, Vice President
                                              and Secretary, INVESCO Distributors,
                                              Inc.; Vice President and Secretary,
                                              A I M Capital Management, Inc., AIM
                                              Investment Services, Inc., and Fund
                                              Management Company; Senior Vice
                                              President and Secretary, A I M
                                              Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.;
                                              Senior Vice President, Chief Legal
                                              Officer and Secretary of The AIM Family
                                              of Funds--Registered Trademark--; and
                                              Manager, Powershares Capital Management
                                              LLC

                                              Formerly: Chief Operating Officer,
                                              Senior Vice President, General Counsel,
                                              and Secretary, Liberty Ridge Capital,
                                              Inc. (an investment adviser); Vice
                                              President and Secretary, PBHG Funds (an
                                              investment company); Vice President and
                                              Secretary, PBHG Insurance Series Fund
                                              (an investment company); General Counsel
                                              and Secretary, Pilgrim Baxter Value
                                              Investors (an investment adviser); Chief
                                              Operating Officer, General Counsel and
                                              Secretary, Old Mutual Investment
                                              Partners (a broker-dealer); General
                                              Counsel and Secretary, Old Mutual Fund
                                              Services (an administrator); General
                                              Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder
                                              servicing center); Executive Vice
                                              President, General Counsel and
                                              Secretary, Old Mutual Capital, Inc. (an
                                              investment adviser); and Vice President
                                              and Secretary, Old Mutual Advisors Funds
                                              (an investment company)
--------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959        2004        Global Compliance Director, AMVESCAP      N/A
  Vice President                              PLC; and Vice President of The AIM
                                              Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, A I M
                                              Management Group Inc. (financial
                                              services holding company); Senior Vice
                                              President and Chief Compliance Officer,
                                              A I M Advisors, Inc. and The AIM Family
                                              of Funds--Registered Trademark--; Vice
                                              President and Chief Compliance Officer,
                                              A I M Capital Management, Inc. and A I M
                                              Distributors, Inc.; Vice President, AIM
                                              Investment Services, Inc. and Fund
                                              Management Company; Senior Vice
                                              President and Chief Compliance Officer
                                              of The AIM Family of Funds--Registered
                                              Trademark--; and Senior Vice President
                                              and Compliance Director, Delaware
                                              Investments Family of Funds
--------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956         2003        Senior Vice President and General
  Vice President                              Counsel, AMVESCAP PLC; Director, INVESCO
                                              Funds Group, Inc.; and Vice President of
                                              The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Vice President and    N/A
                                              General Counsel, Fund Management
                                              Company; Director, Senior Vice
                                              President, Secretary and General
                                              Counsel, A I M Management Group Inc. and
                                              A I M Advisors, Inc.; Director and Vice
                                              President, INVESCO Distributors, Inc.;
                                              Senior Vice President, A I M
                                              Distributors, Inc.; Vice President,
                                              A I M Capital Management, Inc. and AIM
                                              Investment Services, Inc.; Senior Vice
                                              President, Chief Legal Officer and
                                              Secretary of The AIM Family of
                                              Funds--Registered Trademark--; Chief
                                              Executive Officer and President, INVESCO
                                              Funds Group, Inc.; and Senior Vice
                                              President, and General Counsel, Liberty
                                              Financial Companies, Inc. and Senior
                                              Vice President and General Counsel
                                              Liberty Funds Group, LLC
--------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961       2004        Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                   Advisors, Inc.; and Vice President,
  Financial Officer and                       Treasurer and Principal Officer of The
  Treasurer                                   AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Senior Vice President, AIM
                                              Investment Services, Inc.; and Vice
                                              President, A I M Distributors, Inc.
--------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960       2002        Director of Cash Management, Managing     N/A
  Vice President                              Director and Chief Cash Management
                                              Officer, A I M Capital Management, Inc;
                                              Director and President, Fund Management
                                              Company; and Vice President, A I M
                                              Advisors, Inc. and The AIM Family of
                                              Funds--Registered Trademark-- (other
                                              than AIM Treasurer's Series Trust,
                                              Short-Term Investments Trust and
                                              Tax-Free Investments Trust); and
                                              President and Principal Executive
                                              Officer, The AIM Family of
                                              Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term
                                              Investments Trust and Tax-Free
                                              Investments Trust Only)
                                              Formerly: Vice President, The AIM Family
                                              of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term
                                              Investments Trust and Tax-Free
                                              Investments Trust only)
--------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967         2005        Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                       Officer, A I M Advisors, Inc., A I M
  Compliance Officer                          Capital Management, Inc., A I M
                                              Distributors, Inc., AIM Investment
                                              Services, Inc., AIM Private Asset
                                              Management, Inc., Fund Management
                                              Company and The AIM Family of
                                              Funds--Registered Trademark--
                                              Formerly: Manager of the Fraud
                                              Prevention Department, AIM Investment
                                              Services, Inc.
--------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958        2006        Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                    Group Inc.; Senior Vice President and
                                              Chief Compliance Officer, A I M
                                              Advisors, Inc.; Chief Compliance Officer
                                              of The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief
                                              Compliance Officer, A I M Capital
                                              Management, Inc.; and Vice President,
                                              A I M Distributors, Inc., AIM Investment
                                              Services, Inc. and Fund Management
                                              Company

                                              Formerly: Global Head of Product
                                              Development, AIG-Global Investment
                                              Group, Inc.; Chief Compliance Officer
                                              and Deputy General Counsel,
                                              AIG-SunAmerica Asset Management; and
                                              Chief Compliance Officer, Chief
                                              Operating Officer and Deputy General
                                              Counsel, American General Investment
                                              Management
--------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       TRANSFER AGENT           AUDITORS                 SUB-ADVISOR
                                                       (PREFERRED SHARES)                                INVESCO International
11 Greenway Plaza             A I M Advisors, Inc.                              PricewaterhouseCoopers   (N.A.), Inc.
Suite 100                     11 Greenway Plaza        Deutsche Bank Trust      LLP                      INVESCO Realty Advisors
Houston, TX 77046-1173        Suite 100                Company Americas         1201 Louisiana Street    division
                              Houston, TX 77046-1173   100 Plaza One            Suite 2900               Three Galleria Tower
                                                       Jersey City, NJ          Houston, TX 77002-5678   Suite 500
                                                       07311-3901                                        13155 Noel Road
                                                                                                         Dallas, TX 75240-5042

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     (COMMON SHARES)          State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Computershare Trust      Trust Company
1735 Market Street, 51st      & Frankel LLP            Company, N.A.            225 Franklin Street
Floor                         1177 Avenue of the       P.O. Box 43010           Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas                 Providence, RI
                              New York, NY 10036-2714  02940-0301

AIMinvestments.com   SREI-AR-1   A I M Distributors, Inc.

                          [YOUR GOALS. OUR SOLUTIONS.]
                           -- REGISTERED TRADEMARK --

         Exchange-                                            Separately
Mutual     Traded    Retirement                  College        Managed    Offshore      Cash
 Funds     Funds      Products    Annuities   Savings Plans    Accounts    Products   Management

                             [AIM INVESTMENTS LOGO]
                           -- REGISTERED TRADEMARK --

ITEM 2.  CODE OF ETHICS.

           As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was amended in September, 2006, to (i) remove individuals listed in Exhibit A and any references to Exhibit A thus allowing for future flexibility and (ii) remove ambiguities found in the second paragraph of Section III. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

           The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.


FEES BILLED BY PWC RELATED TO THE REGISTRANT

         PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:


                                                 Percentage of Fees
                                                  Billed Applicable                            Percentage of Fees
                                                     to Non-Audit                             Billed Applicable to
                                                  Services Provided                            Non-Audit Services
                             Fees Billed for     for fiscal year end                           Provided for fiscal
                            Services Rendered      2006 Pursuant to       Fees Billed for         year end 2005
                            to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                               for fiscal           Pre-Approval       the Registrant for       of Pre-Approval
                              year end 2006        Requirement(1)     fiscal year end 2005       Requirement(1)
                              -------------        --------------     --------------------       --------------

Audit Fees                       $42,535                N/A                  $40,924                  N/A
Audit-Related Fees(2)            $8,000                  0%                  $ 8,000                   0%
Tax Fees(3)                      $14,601                 0%                  $ 9,232                   0%
All Other Fees                   $     0                 0%                  $     0                   0%
                                 -------                                     -------
Total Fees                       $65,136                 0%                  $58,156                   0%

PWC billed the Registrant aggregate non-audit fees of $22,601 for the fiscal year ended 2006, and $17,232 for the fiscal year ended 2005, for non-audit services rendered to the Registrant.

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Audit-Related fees for the fiscal year ended December 31, 2006 includes fees billed for agreed upon procedures in connection with reports filed with rating agencies. Audit-Related fees for the fiscal year ended December 31, 2005 includes fees billed for agreed upon procedures in connection with reports filed with rating agencies.

(3) Tax fees for the fiscal year end December 31, 2006 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end December 31, 2005 includes fees billed for reviewing tax returns.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

         PWC billed A I M Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:


                            Fees Billed for                                Fees Billed for
                           Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                          Rendered to AIM and    Billed Applicable to    Rendered to AIM and    Billed Applicable to
                           AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                          fiscal year end 2006    Provided for fiscal   fiscal year end 2005     Provided for fiscal
                           That Were Required        year end 2006       That Were Required        year end 2005
                           to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved      Pursuant to Waiver
                          by the Registrant's       of Pre-Approval      by the Registrant's       of Pre-Approval
                            Audit Committee         Requirement(1)         Audit Committee          Requirement(1)
                            ---------------         --------------         ---------------          --------------

Audit-Related Fees                 $0                     0%                     $0                       0%
Tax Fees                           $0                     0%                     $0                       0%
All Other Fees                     $0                     0%                     $0                       0%
                                   --                                            --
Total Fees(2)                      $0                     0%                     $0                       0%

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and
      (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2006, and $0 for the fiscal year ended 2005, for non-audit services rendered to AIM and AIM Affiliates.

      The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006


STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

      1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

                  a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

                  b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

      2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

      3.    Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, AIM will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

            (a) The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

            (b)   Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

                  Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                                 GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.


                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and
(ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

      (1)   describe any real or perceived conflict of interest,

      (2)   discuss any procedure used to address such conflict of interest,

      (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

      (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

      o Business Relationships -- where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

      o Personal Relationships -- where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

      o Familial Relationships -- where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of the most recent ISS US Proxy Voting Guidelines Summary can be found on ISS's website at www.issproxy.com.

                                                                      APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION


            I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.


                                             -----------------------------------
                                                         Print Name
Date
     ------------------------------          -----------------------------------
                                                       Signature

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

    PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS

           The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2006:

                                             OTHER REGISTERED               OTHER POOLED
                        DOLLAR RANGE           MUTUAL FUNDS              INVESTMENT VEHICLES          OTHER ACCOUNTS
                             OF             (ASSETS IN MILLIONS)         (ASSETS IN MILLIONS)       (ASSETS IN MILLIONS)
                        INVESTMENTS        -----------------------      ---------------------       --------------------
                          IN EACH          NUMBER OF                    NUMBER OF                   NUMBER OF
PORTFOLIO MANAGER          FUND(1)         ACCOUNTS         ASSETS      ACCOUNTS      ASSETS        ACCOUNTS     ASSETS
-----------------          -------         --------         ------      --------      ------        --------     ------
                                             AIM SELECT REAL ESTATE INCOME FUND
Mark D. Blackburn     $ 10,001-$ 50,000         6          $3,632.2         9         $988.7          53        $4,385.1
Joe V. Rodriguez      $100,001-$500,000         6          $3,632.2         9         $988.7          53        $4,385.1
James W. Trowbridge       $1-$10,000            6          $3,632.2         9         $988.7          53        $4,385.1

POTENTIAL CONFLICTS OF INTEREST

         Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

o The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with


--------------------------------------

(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

      these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

o With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

o Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

         AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

INVESCO INSTITUTIONAL (N.A.), INC.

     INVESCO Institutional (N.A.), Inc. seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive, as more fully described below, a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. INVESCO Institutional (N.A.), Inc. evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:


o BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

o ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

o EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

o PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         No purchases dring the period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

           None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 14, 2006, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 14, 2006, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Select Real Estate Income Fund

By:   /s/ PHILIP A. TAYLOR
    ------------------------------------
      Philip A. Taylor
      Principal Executive Officer

Date: March 5, 2007


Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /s/ PHILIP A. TAYLOR
    ------------------------------------
      Philip A. Taylor
      Principal Executive Officer

Date: March 5, 2007


By:   /s/ SIDNEY M. DILGREN
    ------------------------------------
      Sidney M. Dilgren
      Principal Financial Officer

Date: March 5, 2007

                                  EXHIBIT INDEX


12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.